UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 14, 2003

MEDIANEWS GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number
033-75156

Delaware (State or other Jurisdiction of Incorporation or organization)	76-0425553 (I.R.S. Employer Identification Number)

1560 Broadway, Suite 2100 Denver, Colorado (Address of principal executive offices)	80202 (Zip Code)

Registrant’s telephone number, including area code: (303) 563-6360

Not applicable
(Former name or address, if changes since last report)

Item 5: Other Events
Item 7: Financial Statements, Pro Forma Financial Information and Exhibits
EXHIBIT INDEX
EX-10.24 Amend. No. 3 to Credit Agreement
EX-10.25 Amend. No. 4 to Credit Agreement

Item 5: Other Events

     On May 14, 2003, MediaNews Group, Inc. (“MediaNews” or the “Company”) entered into Amendment No. 4 of the Credit Agreement dated as of May 12, 1999, as amended and restated as of January 2, 2001 (the “Credit Agreement”). Amendment No. 4 created Term Loan B, which is expandable up to $100.0 million and is expected to be funded by June 30, 2003. Proceeds from Term Loan B will be used to redeem a 9.0% Subordinated Promissory Note (“Promissory Note”) and to pay down amounts outstanding on the revolver portion of the Credit Agreement. The use of proceeds from Term Loan B are discussed in more detail in the Company’s March 31, 2003 Quarterly Report on Form 10-Q. The Company’s Credit Agreement and Promissory Note are discussed in more detail in the Company’s June 30, 2002 Annual Report on Form 10-K. In conjunction with the Term Loan B, the Company accelerated the September 30, 2003 $75.0 million and the December 31, 2003 $25.0 million reductions of the available borrowings under the revolver portion of the Credit Agreement. The reductions in commitments under the revolver are effective with Amendment No. 4.

     Borrowings under the Term Loan B will bear interest at rates based upon, at the Company’s option, Eurodollar or prime rates plus a spread, based on the Company’s leverage ratio. Term Loan B borrowing margins for Eurodollars and prime vary from 2.50% to 2.75% and 1.25% to 1.50%, respectively. No principal payments are required on Term Loan B until December 31, 2006, at which time all outstanding principal and interest are due and payable.

     Amendment No. 4 also amended the Credit Agreement to temporarily increase the consolidated debt to operating cash flow ratio covenant and decrease the pro forma debt service covenant in the event the Company exercises its call option to purchase the 42.5% of York Newspaper Company it does not own. The consolidated debt to operating cash flow covenant was increased to take into account that the borrowings under Term Loan B are included in consolidated debt while the Promissory Note being repaid by Term Loan B was excluded from the bank Credit Agreement’s definition of consolidated debt.

     On March 17, 2003, MediaNews entered into Amendment No. 3 and Waiver of the Credit Agreement which waived sections 4.10 and 4.11 of the Credit Agreement to permit the Company to contribute the assets of the Company’s New Mexico properties into the Texas-New Mexico Newspapers Partnership.

     The descriptions of Amendments No. 3 and No. 4 set forth herein are qualified in their entirety by the provisions of Amendments No. 3 and No. 4, which are attached hereto as exhibits.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

     c.     Exhibits

10.24	Amendment No. 3 dated March 17, 2003, to Credit Agreement, dated as of May 12, 1999, as Amended and Restated as of January 2, 2001.

10.25	Amendment No. 4 dated May 14, 2003, to Credit Agreement, dated as of May 12, 1999, as Amended and Restated as of January 2, 2001.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDIANEWS GROUP, INC.

Dated: May 19, 2003	By:	/s/ Ronald A. Mayo Ronald A. Mayo Vice President, Chief Financial Officer and Duly Authorized Officer of Registrant

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EXHIBIT INDEX

Exhibit
No.	Description

10.24	-	Amendment No. 3 dated March 17, 2003, to Credit Agreement, dated as of May 12, 1999, as Amended and Restated as of January 2, 2001.

10.25	-	Amendment No. 4 dated May 14, 2003, to Credit Agreement, dated as of May 12, 1999, as Amended and Restated as of January 2, 2001.

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